ACCOONA CORP.

2007 EQUITY INCENTIVE PLAN

1.  Purpose. Accoona Corp., a Delaware corporation (“Accoona”), desires to attract and retain the best available talent and to encourage the highest level of performance. The Accoona Corp. 2007 Equity Incentive Plan (the “Plan”) is intended to contribute significantly to the attainment of these objectives by affording eligible employees and independent contractors of Accoona and its affiliates (whether or not incorporated) (collectively, with Accoona, the “Company”) the opportunity to acquire a proprietary interest in Accoona through the grant of stock options (“Options”) to purchase shares of common stock, $.001 par value per share, of Accoona (the “Common Stock”), the grant of restricted shares of the Common Stock (“Restricted Stock”) and the grant of stock appreciation rights with respect to the Common Stock (“SARs”).

2.  Administration.

(a)  In General. Subject to paragraph (b) of this Section 2, the Plan shall be administered by the board of directors of Accoona (the “Board”). The Board shall have plenary authority in its discretion, to the maximum extent permissible by law, subject to and not inconsistent with the express provisions of the Plan, to make all Option, Restricted Stock and/or SAR awards (“Awards”) under the Plan, to select from among eligible persons those individuals who will be receiving Awards, to determine whether an Award should be a Stock Option, Restricted Stock or an SAR, to determine the number of shares of Common Stock covered by each Award, to determine the Option exercise price per share of Common Stock covered by each Option (and, in connection therewith, determine the Fair Market Value (as defined in Section 25) of the Common Stock for purposes of the Plan), to determine the restrictions, if any, which shall apply to the Common Stock subject to a Restricted Stock Award, to determine the terms of each SAR, to determine the terms and conditions of each Award, to approve the form of each Option agreement (an “Option Agreement”), Restricted Stock agreement (a “Restricted Stock Agreement”) and SAR agreement (an “SAR Agreement”) (collectively, “Award Agreements”), to amend any Award Agreement from time to time, to construe and interpret the Plan and all Award Agreements executed under the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

In exercising its authority to set the terms and conditions of Options, Restricted Stock and SARs, and subject solely to the limits of applicable law, the Board shall be under no obligation or duty to treat similarly-situated grantees under an Option Agreement (“Optionees”), Restricted Stock Agreement (“Restricted Stock Awardees”) or (SAR Agreement “SAR Awardees”) (collectively, “Awardees”, and each individually an “Awardee”) in the same manner, and any action taken by the Board with respect to the grant of an Award to one Awardee shall in no way obligate the Board to take the same or similar action with respect to any other Awardee. The Board may exercise its discretion in a manner such that Awards that are granted to individuals who are foreign nationals or who are employed or provide services outside the United States, contain terms and conditions that are different from the provisions otherwise specified in the Plan but that are consistent with the tax and other laws of foreign jurisdictions applicable to the Awardee and which are designed to provide the Awardee with benefits that are consistent with the Company’s objectives in establishing the Plan. The Board may adopt such rules as it deems necessary or advisable in order to carry out the purpose of the Plan. All questions of interpretation, administration and application of the Plan shall be determined by a majority of the members of the Board then in office, except that the Board may authorize any one or more of its members, or any officer of the Company, to execute and deliver documents (including any applicable Award Agreement) on behalf of the Board or Accoona. Any interpretation or determination made by the Board pursuant to the foregoing shall be conclusive and binding upon any person having or claiming any interest under the Plan.

(b)  Appointment of Committee. Notwithstanding paragraph (a) of this Section 2, the Board may appoint a committee of not fewer than two members of the Board (the “Committee”) and transfer to the Committee some or all of its authority hereunder. If the Board creates a Committee, the Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. If and when the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Act”), to the extent necessary to comply with Rule 16b-3 under the Act with respect to Awards to officers and directors, each member of the Committee shall be a “non-employee director” within the meaning of Rule 16b-3 and, to the extent necessary to exclude Awards granted under the Plan from the calculation of the income tax deduction limit under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), each member of the Committee shall be an “outside director” within the meaning of Code Section 162(m). To the extent necessary to be consistent with the provisions of this paragraph (b), any reference in the Plan or an Award Agreement to a decision, determination or action of the Board shall be read and understood as referring to a decision, determination or action of the Committee.

(c)  Liability of Board and Committee Members. Except as otherwise required by law, no member of the Board or the Committee shall be liable for anything whatsoever in connection with the administration of the Plan other than such member’s own willful misconduct. Under no circumstances shall any member of the Board or the Committee be liable for any act or omission of any other member of the Board or the Committee. In the performance of its functions with respect to the Plan, the Board and the Committee shall be entitled to rely upon information and advice furnished by Accoona’s officers, Accoona’s accountants, Accoona’s legal counsel and any other party the Board and Committee deems necessary, and no member of the Board or Committee shall be liable for any action taken or not taken in reliance upon any such advice.

3.  Eligible Persons. Subject in the case of ISOs (as defined in Section 5) to Section 13(a), Awards may be granted solely to employees and independent contractors of the Company. For purposes of the Plan, the term “independent contractors” shall include consultants, advisors and non-employee directors of the Company. In determining the persons to whom Awards shall be made and the number of shares to be covered by each Award, the Board shall take into account the duties of the respective persons, their present and potential contributions to the success of the Company and such other factors as the Board, in its discretion, shall deem relevant in connection with accomplishing the purposes of the Plan.

4.  Common Stock Available for Awards.

(a)  Subject to adjustment under Section 19, Awards may be made under the Plan for up to Four Million (4,000,000) shares of Common Stock. If any Award in respect of shares of Common Stock expires or is terminated unexercised or is forfeited for any reason or settled in a manner that results in fewer shares outstanding than were initially Awarded, the shares subject to such Award or so surrendered, as the case may be, to the extent of such expiration, termination, forfeiture or decrease, shall again be available for award under the Plan, subject, however, in the case of ISOs, to any limitation required under the Code. If an Option is exercised in whole or in part by an Optionee by tendering previously owned shares of Common Stock, or if any shares are withheld in connection with the exercise of an Option to satisfy the Optionee’s tax liability, the full number of shares in respect of which the Option has been exercised shall be applied against the limit set forth in this paragraph(a). Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares of Common Stock.

(b)  Subject to adjustment under Section 19, if and when the Company is a “publicly held corporation” within the meaning of Code Section 162(m), the maximum number of shares of Common Stock as to which Awards may be granted to a single individual in any calendar year shall not exceed Five Million (5,000,000) shares.

(c)  The Board may grant Awards under the Plan in substitution for stock and stock-based awards held by employees of another corporation who concurrently become employees of the Company as a result of a merger or consolidation of the employing corporation with the Company or the acquisition by the Company of property or stock of the employing corporation. The substitute Awards shall be granted on such terms and conditions as the Board considers appropriate in the circumstances. The shares which may be delivered under such substitute Awards shall be in addition to the maximum number of shares provided for in Section 4(a).

5.  Type of Options. Options granted under the Plan may be either incentive stock options (“ISOs”) intended to meet the requirements of Code Section 422 or nonqualified stock options (“NSOs”) which are not intended to meet such Code requirements.

6.  Term of Options. The term of each Option shall be fixed by the Board and specified in the applicable Option Agreement, but in no event shall it be more than ten years from the date of grant, subject to earlier termination as provided in Section 8. Subject in the case of ISOs to Section 13, the term of an Option may be extended from time to time by the Board, provided that no such extension shall extend the term beyond ten years from the date of grant.

7.  Vesting of Options. The Board shall determine the vesting schedule applicable to a particular Option grant and specify the vesting schedule in the applicable Option Agreement. Notwithstanding the foregoing the Board may accelerate the vesting of an Option at any time.

8.  Effect on Options of Termination of Relationship to the Company.

(a)  Options Granted To Employees. With respect to an Option granted to an individual who is an employee of the Company at the time of Option grant, unless the Option Agreement expressly provides to the contrary, (i) the Option shall terminate immediately upon the Optionee’s termination of employment for Cause (as defined in Section 25); (ii) in the event that the Optionee’s employment with the Company shall terminate by reason of the Optionee’s death or Disability (as hereinafter defined), the unvested portion of the Option shall terminate immediately and the vested portion of the Option shall terminate one year following such termination of employment (but shall not continue to vest during such one year period); and (iii) in the event that the Optionee’s employment with the Company shall terminate for any other reason, the unvested portion of the Option shall terminate immediately and the vested portion of the Option shall terminate three months after such termination of employment (but shall not continue to vest during such three month period); provided, however, that in the event that the Optionee is subject to any non-compete or confidentiality agreement which he or she violates, the Option shall immediately terminate upon such violation. Notwithstanding anything herein to the contrary, in no event shall an Option remain exercisable beyond the expiration date specified in the applicable Option Agreement. An Option Agreement may contain such provisions as the Board shall approve with reference to the determination of the date employment terminates for purposes of the Plan and the effect of leaves of absence, which provisions may vary from one Option Agreement to another. For purposes of the Plan, an Optionee shall be deemed to have a “Disability” if the Optionee is disabled for purposes of Section 409A(2)(C) of the Code.

(b)  Options Granted to Independent Contractors. With respect to an Option granted to an individual who is not an employee of the Company at the time of Option grant, the Board shall determine and specify in the applicable Option Agreement the consequences, if any, of the termination of the Optionee’s relationship with the Company.

9.  Option Exercise Price. Subject in the case of ISOs to Section 13, the Option exercise price per share of Common Stock covered by an Option shall be established by the Board.

10.  Exercise of Options.

(a)  An Option may be exercised at any time and from time to time, in whole or in part, as to any or all full shares as to which the Option is then exercisable; provided, however, that if so specified in the Option Agreement, the Option may not, in a single exercise, be exercised for fewer than the minimum number of shares specified in the Option Agreement, unless the exercise is for all of the shares as to which the Option is then exercisable. An Option may not be exercised with respect to a fractional share. If an Option is exercised with respect to all of the whole shares as to which the Option is exercisable, and the Option remains exercisable with respect to less than one share of Common Stock, the Option shall immediately and without any further action by the Company or the Optionee be cancelled with respect to the remaining fractional share, without any consideration being paid by the Company. An Optionee (or other person who, pursuant to Section 13, may exercise the Option) shall exercise the Option by delivering to Accoona at the address provided in the Option Agreement a written, signed notice of exercise, stating the number of shares of Common Stock with respect to which the Option exercise is being made, and satisfy the requirements of paragraph (b) of this Section 10. Upon receipt by Accoona of any notice of exercise of an Option, the exercise of the Option as set forth in that notice shall be irrevocable.

(b)  Upon exercise of an Option the Optionee shall pay to Accoona the Option exercise price per share of Common Stock, multiplied by the number of full shares as to which the Option is then being exercised. An Optionee may pay the Option exercise price by tendering or causing to be tendered in cash, by delivery of shares of Common Stock owned by the Optionee for at least six months preceding the date of exercise of the Option (or such shorter or longer period as the Board may approve or require from time to time) having a Fair Market Value equal to the exercise price, or other property permitted by law and acceptable to the Board or any other method of payment that is satisfactory to the Board (including, if so specified in the Option Agreement, a cashless exercise), or any combination thereof. Without limiting the foregoing, after the Common Stock becomes Publicly Traded (as defined in Section 25), payment of the exercise price may be facilitated by an outside broker.

(c)  An Optionee shall, upon notification of the amount due and prior to or concurrently with delivery of the certificate representing the shares as to which the Option has been exercised, promptly pay or cause to be paid the amount determined by the Board as necessary to satisfy all applicable tax and other withholding requirements. An Optionee may satisfy his withholding requirement in any manner satisfactory to the Board.

(d)  If at the time of Option exercise (i) the Common Stock is not Publicly Traded and (ii) the Optionee is so requested by Accoona, prior to or concurrently with delivery of the certificate representing the shares as to which the Option has been exercised, the Optionee shall become a party to a stockholders agreement between stockholders of Accoona and Accoona (a “Stockholders Agreement”).

(e)  The certificate representing the shares as to which an Option has been exercised shall bear an appropriate legend setting forth the restrictions applicable to such shares.

11.  Option Agreement. Each Option Agreement shall specify (i) the number of shares of Common Stock subject to the Option, (ii) whether the Option is intended to be an ISO or NSO and (iii) the provisions related to vesting and exercisability of the Option, including the Option exercise price.

12.  No Stockholder Rights for Optionees. No Optionee shall have the rights of a stockholder with respect to shares covered by an Option until such person becomes the holder of record of such shares. If in connection with an exercise of an Option the Optionee pays all or a portion of the Option exercise price with shares of Common Stock, the Optionee shall continue to be the stockholder of record with respect to the shares which he has tendered as exercise payment until the Optionee becomes the holder of record of the shares of Common Stock to be acquired upon such exercise.

13.  ISO Provisions.

(a)  Employment Requirement. ISOs may be awarded solely to employees of Accoona or a corporation which, with respect to Accoona, is a “parent corporation” or “subsidiary corporation,” each within the meaning of Code Section 424(e) and (f), respectively. Furthermore, except as otherwise provided in Code Section 422, if an Optionee is no longer employed by Accoona or such a parent corporation or subsidiary corporation of Accoona, the Optionee’s Option shall cease to be treated as an ISO.

(b)  Option Exercise Price. Subject to paragraph (c) of this Section 13, the Option exercise price per share of Common Stock covered by an ISO shall be not less than the Fair Market Value of a share of Common Stock on the date of grant of the Option.

(c)  10% Stockholders. In the case of an individual who at the time an ISO is granted owns stock possessing more than 10% of the total combined voting power of all classes of the stock of Accoona or of a parent or subsidiary corporation of Accoona, (i) the Option exercise price of the Common Stock covered by such ISO shall in no event be less than 110% of the Fair Market Value of the Common Stock on the date the ISO is granted, and (ii) the term of an ISO granted to such person may not exceed five years from the date of grant.

(d)  $100,000 Limit. The aggregate Fair Market Value (determined at the time an ISO is granted) of the Common Stock covered by ISOs exercisable for the first time by an employee during any calendar year (under all plans of Accoona or of a parent or subsidiary corporation of Accoona) may not exceed $100,000.

(e)  Options Which Do Not Satisfy ISO Requirements. To the extent that any Option which is issued under the Plan as an ISO exceeds the limit set forth in paragraph (d) of this Section 13 or otherwise does not comply with the applicable requirements of Code Section 422, such Option shall automatically thereupon become an NSO.

14.  Restricted Stock Grants.

(a)  The Board may grant Restricted Stock Awards under the Plan entitling the recipient to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their purchase price (or to require forfeiture of such shares if awarded at no cost) from the Restricted Stock Awardee in the event that the conditions specified by the Board in the applicable Restricted Stock Agreement are not satisfied prior to the end of the vesting period established by the Board for such Award. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives. A Restricted Stock Award may be conditioned on (i) the recipient becoming a party to a Stockholders Agreement, and/or (ii) the recipient making a timely election under Section 83(b) of the Code.

(b)  Restricted Stock Awards may only be made under the Plan to persons eligible pursuant to Section 3, and shall be with shares of Common Stock authorized for issuance under the Plan pursuant to Section 4.

(c)  Shares of Restricted Stock shall be evidenced in such manner as the Board may determine. Any certificates issued in respect of shares of Restricted Stock shall (i) be registered in the name of the Restricted Stock Awardee, (ii) unless otherwise determined by the Board, be deposited, together with a stock power endorsed in blank, with the Company (or its designee) and (iii) bear a legend reflecting limitations and restrictions applicable to such shares.

(d)  At the expiration of the vesting period, the Company (or such designee) shall deliver such certificates to the Restricted Stock Awardee or, if the Restricted Stock Awardee has died, to the executor of the Restricted Stock Awardee’s estate. After they vest, shares of Restricted Stock shall remain subject to such restrictions as are set forth in the applicable Restricted Stock Agreement and, if the recipient is a party to a Stockholders Agreement, the Stockholders Agreement, as well as restrictions applicable under the securities law (and, if they are listed on an exchange, applicable listing requirements).

(e)  The purchase price for each share of Restricted Stock shall be determined by the Board and may be zero. Any purchase price may be paid in cash or such other lawful consideration as shall be determined by the Board, including past services.

(f)  A Restricted Stock Awardee shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in respect of a Restricted Stock Award no later than the date of the event creating the tax liability. In the Board’s discretion, and subject to such conditions as the Board may establish, such tax obligations may be paid in whole or in part in shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct an amount equal to any such tax obligations from any payment of any kind otherwise due from the Company to the Awardee.

15.  Stock Appreciation Rights.

(a)  The Board may grant SARs under the Plan. The terms and conditions of an SAR Award shall be set forth in the applicable SAR Agreement, including:

(i)  The base value (the “Base Value”) for the SAR; which for purposes of an SAR which is not a Tandem SAR (defined below), shall be equal to the Fair Market Value of a share of Common Stock on the date of grant of the SAR;

(ii)  The number of shares of Common Stock subject to the SAR;

(iii)  The period during which the SAR may be exercised by the Awardee; and

(iv)  Any other special rules and/or requirements which the Board imposes upon the SAR.

If the Board grants an SAR in connection with a related Option, the exercise of which shall result in forfeiture of the entitlement otherwise to exercise the Option with respect to the same number of shares of Common Stock under the related Option (“Tandom SAR”), the following special rules shall apply:

(i)  The Base Value shall be equal to the exercise price of the related Option;

(ii)  The Tandem SAR may be exercised for all or part of the shares of Common Stock which are subject to the related Option, but solely upon the surrender by the Awardee of the Awardee’s right to exercise the equivalent portion of the related Option (and when a share of Common Stock is purchased under the related Option, an equivalent portion of the related Tandem SAR shall be cancelled);

(iii)  The Tandem SAR shall expire no later than the date of the expiration of the related Option;

(iv)  The value of the payment with respect to the Tandem SAR may be no more than one hundred percent (100%) of the difference between the exercise price under the related Option and the Fair Market Value of the shares of Common Stock subject to the related Option at the time the Tandem SAR is exercised; and

(v)  The Tandem SAR may be exercised solely when the Fair Market Value of the shares of Common Stock subject to the related Option exceeds the exercise price under the related Option.

(b)  Upon the exercise of some or all of the portion of an SAR, the Awardee shall as soon as reasonably practicable receive a payment from Accoona, in cash or in the form of shares of Common Stock having an equivalent Fair Market Value, or in a combination of both, as determined in the sole discretion of the Board and either as set forth in the SAR Agreement or as the Board may determine at the time of exercise, and subject to all applicable withholdings, equal to the product of:

(i)  The excess of (A) the Fair Market Value of a share of the Common Stock on the date of exercise of the SAR, over (B) the Base Value of the SAR, multiplied by;

(ii)  The number of shares of Common Stock with respect to which the SAR is exercised.

(c) Except as may be provided otherwise, upon the termination of an Awardee’s employment or service as an independent contractor, consultant, advisor or non-employee director, as applicable, with respect to the Company, including on account of the Awardee’s death or Disability, all of such Awardee’s then unexercised SARs shall be immediately forfeited thereby with no further consideration being paid on account thereof.

16.  Nontransferability of Awards.

(a)  Subject to paragraphs (b) and (c) of this Section 16, Awards granted under the Plan shall not be assignable or transferable, other than by will or the laws of descent and distribution, and Awards may be exercised during the lifetime of the Awardee solely by the Awardee, or by the Awardee’s guardian or legal representative. In the event of any attempt by an Awardee to transfer, assign, pledge, hypothecate or otherwise dispose of an Award or any right thereunder, except as provided for herein, or in the event of the levy of any attachment, execution or similar process upon the rights or interest hereby conferred, Accoona may terminate the Award by notice to the Awardee and it shall thereupon become null and void.

(b)  Notwithstanding paragraph (a) of this Section 16, if and only if (and on the terms) so provided in the applicable Award Agreement, an Awardee may transfer an NSO, an SAR which is not a Tandem SAR to an ISO or Restricted Stock, by gift or a domestic relations order, to a Family Member (as defined in Section 25) of the Awardee. If an NSO or an SAR which is not a Tandem SAR to an ISO is transferred in accordance with this paragraph (b), such NSO or SAR, as the case may be, shall be exercisable solely by the transferee, but the determination of the exercisability of the NSO or SAR shall be based solely on the activities and state of affairs of the Awardee. Thus, for example, if after a transfer of an NSO by an Optionee the Optionee ceases to be an employee of the Company, such termination shall trigger the provisions of Section 8. Conversely, if after such a transfer the transferring Optionee ceases to be an employee of the Company, such termination shall not trigger the provisions of Section 8.

(c)  Notwithstanding paragraph (a) of this Section 16, an Optionee may transfer an NSO, an SAR which is not a Tandem SAR to an ISO or Restricted Stock with the express written consent of the Board (which consent may be withheld for any reason or for no reason).

(d)  In all cases, ISOs and Tandem SARs to ISOs shall not be assignable or transferable, other than by will or the laws of descent and distribution, and may be exercised during the lifetime of the Awardee or Optionee, as applicable solely by the Awardee or Optionee, as applicable, or by the Awardee’s or Optionee’s, as applicable, guardian or legal representative.

17.  Compliance with Law; Registration of Shares.

(a)  The Plan and all Awards under the Plan shall be subject to all applicable laws, rules and regulations of any applicable jurisdiction or authority or agency thereof and to such approvals by any regulatory or governmental authority or agency or securities exchange which, in the opinion of the Company’s counsel, may be required or appropriate.

(b)  Notwithstanding any other provision of the Plan or of any Award Agreement, the Company shall not be required to issue or deliver any certificate or certificates for shares of Common Stock under the Plan prior to fulfillment of all of the following conditions:

(i)  Effectiveness of any registration or other qualification of such shares of the Company under any law or regulation of any applicable jurisdiction or authority or agency thereof which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable; and

(ii)  Grant of any other consent, approval or permit from any applicable jurisdiction or authority or agency thereof or securities exchange which the Board shall, in its absolute discretion or upon the advice of counsel, deem necessary or advisable.

The Company shall use all reasonable efforts to obtain any consent, approval or permit described above; provided, however, that except to the extent as may be specifically required in an Award Agreement with respect to any particular Award, the Company shall be under no obligation to register or qualify any shares subject to an Award under any domestic or foreign, federal or state securities law or on any exchange.

18.  No Restriction on the Right of Accoona to Effect Corporate Changes. The Plan and the Awards granted under the Plan shall not affect in any way the right or power of Accoona or its stockholders to make or authorize any or all adjustments, recapitalization, reorganizations or other changes in Accoona’s or the Company’s capital structure or their businesses, or any merger or consolidation of Accoona or the Company, or any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks, the rights with respect to which are superior to or affect the Common Stock or the rights of holders thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of Accoona or the Company, or any sale or transfer of all or any part of its or their assets or businesses, or any other corporate act or proceeding, whether of a similar character or otherwise.

19.  Certain Adjustments.

(a)  In the event that Accoona or the division, subsidiary or other affiliated entity for which an Awardee performs services is sold (including a stock or an asset sale), spun off, merged, consolidated, reorganized or liquidated, the Board may determine that (i) the Award shall be assumed, or a substantially equivalent Award shall be substituted, by an acquiring or succeeding entity (or an affiliate thereof) on such terms as the Board determines to be appropriate; (ii) upon written notice to the Awardee, provide that the Award shall terminate immediately prior to the consummation of the transaction unless, to the extent applicable, the Award is exercised by the Awardee within a specified period following the date of the notice; (iii) in the event of a sale or similar transaction under the terms of which holders of Common Stock receive a payment for each share of Common Stock surrendered in the transaction (the “Sales Price”), make or provide for a payment to each Optionee equal to the amount by which (A) the product of the Sales Price multiplied by the number of shares of Common Stock subject to the Option (to the extent such Option is then exercisable) exceeds (B) the aggregate exercise price for all such shares of Common Stock; or (iv) may make such other equitable adjustments as the Board deems appropriate.

(b)  In the event of any stock dividend or split, recapitalization, combination, exchange or similar change affecting the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, the Board shall make any or all of the following adjustments as it deems appropriate to equitably reflect such event: (i) adjust the aggregate number of shares (or such other security as is designated by the Board) which may be acquired pursuant to the Plan, (ii) adjust the Option exercise price to be paid for any or all such shares subject to the then outstanding Options, (iii) adjust the number of shares of Common Stock (or such other security as is designated by the Board) subject to any or all of the then outstanding Awards, (iv) adjust the maximum number of shares of Common Stock referred to in Section 4(b) and (v) make any other equitable adjustments or take such other equitable action as the Board, in its discretion, shall deem appropriate. For purposes hereof, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.”

(c)  Any and all adjustments or actions taken by the Board pursuant to this Section 19 shall be conclusive and binding for all purposes.

20.  No Right to Continued Employment or Consultancy. None of the Plan, the terms of any Award Agreement nor any action taken hereunder shall be construed as giving any employee or any independent contractor any right to continue in the employ of or to be engaged as an independent contractor by the Company or affect the right of the Company to terminate such person’s employment or other relationship with the Company at any time.

21.  Amendment; Early Termination. The Board may at any time and from time to time alter, amend, suspend or terminate the Plan in whole or in part; provided, however, that no amendment requiring stockholder approval by law, rules or regulations, or by the rules of any stock exchange, inter-dealer quotation system, or other market in which shares of Common Stock are traded, shall be effective unless and until such stockholder approval has been obtained in compliance with such rule or law; and provided, further, that no such amendment shall materially adversely affect the rights of an Awardee in any Award previously granted under the Plan without the Awardee’s written consent.

22.  Effective Date. The Plan shall be effective as of January 1, 2007 (the “Effective Date”), subject to its approval by the stockholders of Accoona entitled to vote thereon within 12 months of such date. In the event that such stockholder approval is not obtained within such time period, the Plan and any Award granted under the Plan on or prior to the expiration of such 12-month period shall be void and of no further force and effect.

23.  Termination of Plan. Unless terminated earlier by the Board in accordance with Section 21, the Plan shall terminate on, and no further Awards may be granted after, the tenth anniversary of the Effective Date.

24.  Severability. In the event that any one or more provisions of the Plan or an Award Agreement, or any action taken pursuant to the Plan or an Award Agreement, should, for any reason, be unenforceable or invalid in any respect under the laws of the United States, any state of the United States or any other jurisdiction, such unenforceability or invalidity shall not affect any other provision of the Plan or the Award Agreement, but in such particular jurisdiction and instance the Plan and/or the Award Agreement, as applicable, shall be construed as if such unenforceable or invalid provision had not been contained therein or if the action in question had not been taken thereunder.

25.  Definitions.

(a)  Cause. For purposes of the Plan, when used in conjunction with an Awardee’s termination of employment (or other service relationship), the term “Cause” means (i) if the Awardee is a party to an employment or similar agreement with the Company which defines “cause” (or a similar term), the meaning set forth in such agreement (other than death or Disability), or (ii) otherwise, termination by the Company of the employment (or other service relationship) of the Awardee by reason of the Awardee’s (A) intentional failure to perform reasonably assigned duties, (B) dishonesty or willful misconduct in the performance of his duties, (C) involvement in a transaction which is materially adverse to the Company, (D) breach of fiduciary duty involving personal profit, (E) willful violation of any law, rule, regulation or court order (other than misdemeanor traffic violations and misdemeanors not involving misuse or misappropriation of money or property), (F) commission of an act of fraud or intentional misappropriation or conversion of any asset or opportunity of the Company, or (G) material breach of any provision of the Plan or the Awardee’s Award Agreement or any other written agreement between the Awardee and the Company, in each case as determined in good faith by the Board, the determination of which shall be final, conclusive and binding on all parties.

(b)  Fair Market Value. For purposes of the Plan, the term “Fair Market Value” means, with respect to Common Stock on any given date, the closing sales price of the Common Stock for such date (or, in the event that the Common Stock is not traded on such date, on the immediately preceding trading date) on the Nasdaq Stock Market or a domestic or foreign national securities exchange (including London’s Alternative Investment Market) on which the Common Stock may be listed, as reported in The Wall Street Journal. If the Common Stock is not listed on the Nasdaq Stock Market or on a national securities exchange, but is quoted on the OTC Bulletin Board or by the National Quotation Bureau, the Fair Market Value of the Common Stock shall be the mean of the bid and asked prices per share of the Common Stock for such date. If the Common Stock is not quoted or listed as set forth above, Fair Market Value shall be determined by the Board in good faith by any fair and reasonable means (which means, with respect to a particular Award grant, may be set forth with greater specificity in the applicable Award Agreement). The Fair Market Value of property other than Common Stock shall be determined by the Board in good faith by any fair and reasonable means.

(c)  Family Member. For purposes of the Plan, “Family Member” means the Awardee’s lineal descendant, stepchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Awardee’s household (other than a tenant or employee), a trust in which the Awardee and/or these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Awardee) control the management of assets, and any other entity in which these persons (or the Awardee) own more than 50% of the voting interests.

(d)  Publicly Traded. For purposes of the Plan, Common Stock is “Publicly Traded” if stock of that class is listed or admitted to unlisted trading privileges on a domestic or foreign national securities exchange (including London’s Alternative Investment Market) or on the Nasdaq National Market or if sales or bid and offer quotations are reported for that class of stock in the automated quotation system operated by the National Association of Securities Dealers, Inc.

26.  Transfers to and from Affiliates. For all Plan purposes, a transfer of an employee from Accoona to an Accoona affiliate or visa versa, or a transfer from one Accoona affiliate to another, will not be treated as a termination of employment.

27.  Headings. The headings of sections and subsections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

28.  Governing Law. The Plan and all rights hereunder shall be construed in accordance with and governed by the internal laws of the State of New York, except to the extent that the General Corporation Law of the State of Delaware is mandatorily applicable.

29.  Award Agreements. The terms and conditions of each Award shall be set forth in an Award Agreement in the form approved by the Board. Each Award Agreement shall be executed by Accoona and the Awardee. Each Award Agreement shall provide that the Award shall be subject to the terms and provisions of the Plan and that in the event of any conflict between the terms of the Award Agreement and those of the Plan, the terms of the Plan shall control. An Award Agreement may also contain such other terms and conditions as the Board determines to be necessary or advisable. Award Agreements may vary from one to another.